                                                                  EXHIBIT 99.1

                           NEW SEGMENT PRESENTATION

Effective September 30, 2005, American Express Company (the Company or American Express) realigned its segment presentation to reflect the spin-off of Ameriprise Financial, Inc. (Ameriprise), formerly known as American Express Financial Corporation. The new segments are: U.S. Card Services, International Card & Global Commercial Services, Global Network & Merchant Services, and Corporate & Other. Results of the business segments reflect essentially each segment as a stand-alone business. The management reporting process that derives these results allocates income and expense using various methodologies as described below.

REVENUES

The Company applies a transfer pricing methodology for the allocation of discount revenue and certain other revenues between segments. Discount revenue is earned by segments based on the volume of merchant business generated by cardmembers at predetermined rates. Within the U.S. Card Services and International Card & Global Commercial Services segments, discount revenue reflects the issuer component of the overall discount rate and within the Global Network & Merchant Services segment, discount revenue reflects the network component of the overall discount rate. Net finance charge revenue and net card fees are directly attributable to the segment in which they are reported.

EXPENSES

Marketing, promotion, rewards and cardmember services expenses are reflected in each segment based on actual expenses incurred within the segment, with the exception of brand advertising, which is reflected in the Global Network & Merchant Services segment.

The provision for losses reflects credit-related expenses as incurred within each segment.

Human resources and other expenses reflect expenses incurred directly within each segment as well as expenses related to the Company's support services, which are allocated to each segment based on support service activities directly attributable to the segment. Other overhead expenses are allocated to segments based on each segment's level of pre-tax income. Financing requirements are managed on a consolidated basis. Funding costs are allocated to segments based on segment funding requirements.

CAPITAL

Each business segment is allocated capital based on business model operating requirements, risk measures and regulatory capital requirements. Business model requirements include capital needed to support operations and specific balance sheet items. The risk measures include considerations for credit, market and operational risks. Regulatory capital requirements include the capital amounts defined for well-capitalized financial institutions.

INCOME TAXES

Income taxes are allocated to each business segment based on the estimated effective tax rates applicable to the various businesses that comprise the segment.

                                      ***

FINANCIAL TARGETS

The Company manages the overall business with a view towards achieving long-term financial targets of 8% revenue growth, 12 - 15% EPS growth, and 28
- 30% return on equity, on average and over time. Specific decisions to allocate investment dollars and marketing resources at the segment level are based on management's assessment of market conditions and competitive opportunities. Accordingly, results at the segment level may vary significantly from period to period.

                                      ***

Managed Basis Presentation

Certain statistical information shown on a consolidated basis and certain financial and statistical information shown with respect to U.S. Card Services is presented on a "managed basis," as if there had been no cardmember lending securitization transactions, and to reflect certain tax-exempt investment income as if it had been earned on a taxable basis. In addition, International Card & Global Commercial Services reflects a reclassification of certain foreign exchange services as revenues on a managed basis. For these business segments, this is the basis used by management to evaluate operations. These adjustments are discussed further below. The Global Network & Merchant Services and Corporate & Other information are presented on a GAAP basis.

For U.S. Card Services, managed basis means the presentation assumes there have been no securitization transactions, i.e. all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheet and income statements, respectively. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Asset securitization is just one of several ways for the Company to fund cardmember loans. Use of a managed basis presentation, including non-securitized and securitized cardmember loans, presents a more accurate picture of the key dynamics of the cardmember lending business, avoiding distortions due to the mix of funding sources at any particular point in time. The Company does not currently securitize international loans.

Irrespective of the funding mix, it is important for management and investors to see metrics, such as changes in delinquencies and write-off rates, for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis.

The managed basis presentation for U.S. Card Services also reflects an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, information presented on a managed basis assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

The managed basis presentation for International Card & Global Commercial Services reflects a foreign exchange services reclassification for revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, information presented on a managed basis assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The information presented herein reflects discontinued operations presentation for the spin-off of Ameriprise effective as of September 30, 2005 and certain dispositions, and is revised from previously reported results.

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                          Quarters Ended                       Six Months Ended
                                                             June 30,                               June 30,
                                                       -------------------    Percentage      -------------------     Percentage
                                                         2005       2004       Inc/(Dec)        2005       2004        Inc/(Dec)
                                                       --------   --------   ------------     --------   --------     -----------
Revenues
  Discount revenue                                     $  2,941   $  2,529           16.3%    $  5,613   $  4,897            14.6%
  Cardmember lending net finance charge revenue             637        561           13.7        1,229      1,102            11.5
  Net card fees                                             506        472            7.0        1,004        944             6.3
  Travel commissions and fees                               502        468            7.1          924        885             4.3
  Other commissions and fees                                611        565            8.2        1,188      1,094             8.6
  Securitization income, net                                296        282            4.8          612        512            19.4
  Other investment and interest income                      269        242           11.6          530        488             8.7
  Other                                                     328        348           (6.9)         662        663            (0.6)
                                                       --------   --------                    --------   --------
    Total                                                 6,090      5,467           11.4       11,762     10,585            11.1
                                                       --------   --------                    --------   --------
Expenses
  Human resources                                         1,268      1,106           14.6        2,455      2,208            11.1
  Marketing, promotion, rewards
   and cardmember services                                1,445      1,230           17.7        2,768      2,259            22.6
  Provision for losses
   Charge card                                              234        189           23.4          449        387            15.9
   Cardmember lending                                       275        314          (12.4)         570        601            (5.1)
   Other                                                    123         62           92.6          202        113            77.1
  Professional services                                     544        494           10.1        1,031        960             7.5
  Occupancy and equipment                                   356        327            8.9          692        646             7.1
  Interest                                                  232        200           16.0          433        391            10.7
  Communications                                            113        116           (2.6)         230        240            (3.8)
  Other                                                     379        421          (10.2)         723        883           (18.2)
                                                       --------   --------                    --------   --------
    Total                                                 4,969      4,459           11.4        9,553      8,688            10.0
                                                       --------   --------                    --------   --------
Pretax income from continuing operations before
 accounting change                                        1,121      1,008           11.3        2,209      1,897            16.5
Income tax provision                                        261        302          (13.4)         604        582             3.7
                                                       --------   --------                    --------   --------
Income from continuing operations before accounting
 change                                                     860        706           21.8        1,605      1,315            22.1

Income from discontinued operations, net of tax             153        170          (10.1)         354        426           (16.9)
                                                       --------   --------                    --------   --------
Income before cumulative effect of accounting change      1,013        876           15.7        1,959      1,741            12.6
Cumulative effect of accounting change                        -          -              -            -        (71)(A)            #
                                                       --------   --------                    --------   --------
Net income                                             $  1,013   $    876           15.7     $  1,959   $  1,670            17.3
                                                       ========   ========                    ========   ========

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY

(Millions)

                                                          Quarters Ended                       Six Months Ended
                                                             June 30,                               June 30,
                                                       -------------------    Percentage      -------------------     Percentage
                                                         2005       2004       Inc/(Dec)        2005       2004        Inc/(Dec)
                                                       --------   --------   ------------     --------   --------     -----------
REVENUES
  U.S. Card Services                                   $  2,968   $  2,610           13.7%    $  5,737   $  4,966            15.5%
  International Card & Global Commercial Services         2,299      2,097            9.8        4,460      4,105             8.8
  Global Network & Merchant Services                        718        649           10.4        1,381      1,277             8.0
                                                       --------   --------                    --------   --------
                                                          5,985      5,356           11.8       11,578     10,348            11.9
  Corporate & Other,
   including adjustments and eliminations                   105        111           (9.1)         184        237           (24.2)
                                                       --------   --------                    --------   --------

CONSOLIDATED REVENUES                                  $  6,090   $  5,467           11.4     $ 11,762   $ 10,585            11.1
                                                       ========   ========                    ========   ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                   $    710   $    606           17.0     $  1,428   $  1,139            25.2
  International Card & Global Commercial Services           263        301          (11.8)         521        566            (7.3)
  Global Network & Merchant Services                        244        221            9.1          414        421            (2.4)
                                                       --------   --------                    --------   --------
                                                          1,217      1,128            7.7        2,363      2,126            11.2
  Corporate & Other                                         (96)      (120)         (21.9)        (154)      (229)          (32.2)
                                                       --------   --------                    --------   --------

PRETAX INCOME FROM CONTINUING OPERATIONS
BEFORE ACCOUNTING CHANGE                               $  1,121   $  1,008           11.3     $  2,209   $  1,897            16.5
                                                       ========   ========                    ========   ========

NET INCOME (LOSS)
  U.S. Card Services                                   $    485   $    421           15.4     $    977   $    799            22.3
  International Card & Global Commercial Services           237        198           19.9          439        373            17.8
  Global Network & Merchant Services                        154        140            9.9          264        267            (1.4)
                                                       --------   --------                    --------   --------
                                                            876        759           15.3        1,680      1,439            16.7
  Corporate & Other                                         (16)       (53)         (69.9)         (75)      (124)          (39.9)
                                                       --------   --------                    --------   --------
  Income from continuing operations before accounting
   change                                                   860        706           21.8        1,605      1,315            22.1

  Income from discontinued operations, net of tax           153        170          (10.1)         354        426           (16.9)
  Cumulative effect of accounting change                      -          -                           -        (71)(A)           #
                                                       --------   --------                    --------   --------

NET INCOME                                             $  1,013   $    876           15.7     $  1,959   $  1,670            17.3
                                                       ========   ========                    ========   ========

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)

                                                          Quarters Ended                       Six Months Ended
                                                             June 30,                               June 30,
                                                       -------------------    Percentage      -------------------     Percentage
                                                         2005       2004       Inc/(Dec)        2005       2004        Inc/(Dec)
                                                       --------   --------   ------------     --------   --------     -----------
EARNINGS PER COMMON SHARE

BASIC
   Income from continuing operations                   $   0.70   $   0.56           25.0%    $   1.30   $   1.04            25.0%
   Income from discontinued operations                     0.12       0.13           (7.7)%       0.29       0.33           (12.1)%
   Income from cumulative accounting change                   -          -                           -      (0.06)(A)
                                                       --------   --------                    --------   --------
   Net income                                          $   0.82   $   0.69           18.8%    $   1.59   $   1.31            21.4%
                                                       ========   ========                    ========   ========
   Average common shares outstanding (millions)           1,231      1,263           (2.5)%      1,235      1,270            (2.8)%
                                                       ========   ========                    ========   ========

DILUTED
   Income from continuing operations                   $   0.69   $   0.55           25.5%    $   1.27   $   1.01            25.7%
   Income from discontinued operations                     0.12       0.13           (7.7)%       0.29       0.33           (12.1)%
   Income from cumulative accounting change                   -          -                           -      (0.05)(A)
                                                       --------   --------                    --------   --------
   Net income                                          $   0.81   $   0.68           19.1%    $   1.56   $   1.29            20.9%
                                                       ========   ========                    ========   ========
   Average common shares outstanding (millions)           1,254      1,288           (2.6)%      1,259      1,296            (2.9)%
                                                       ========   ========                    ========   ========
Cash dividends declared per common share               $   0.12   $   0.10           20.0%    $   0.24   $   0.20            20.0%
                                                       ========   ========                    ========   ========

                        SELECTED STATISTICAL INFORMATION

                                                          Quarters Ended                       Six Months Ended
                                                             June 30,                               June 30,
                                                       -------------------    Percentage      -------------------     Percentage
                                                         2005       2004       Inc/(Dec)        2005       2004        Inc/(Dec)
                                                       --------   --------   ------------     --------   --------     -----------
Return on average total shareholders' equity (B)           23.1%      21.2%                       23.1%      21.2%
Common shares outstanding (millions)                      1,240      1,267           (2.1)%      1,240      1,267            (2.1)%
Book value per common share*                           $  13.84   $  11.96           15.7%    $  13.84   $  11.96            15.7%
Shareholders' equity (billions)*                       $   17.2   $   15.2           13.2%    $   17.2   $   15.2            13.2%

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic and $0.05 on a diluted per share basis, associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the historical Consolidated Financial Statements prepared in accordance with GAAP.

* Includes discontinued operations reflected in the Company's historical Consolidated Financial Statements.

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                       Quarters Ended
                                                           ------------------------------------------------------------------------
                                                             June 30,       March 31,    December 31,   September 30,    June 30,
                                                               2005           2005           2004           2004           2004
                                                           ------------   ------------   ------------   -------------  ------------
Revenues
  Discount revenue                                         $      2,941   $      2,672   $      2,817   $      2,535   $      2,529
  Cardmember lending net finance charge revenue                     637            592            560            562            561
  Net card fees                                                     506            498            491            474            472
  Travel commissions and fees                                       502            422            484            426            468
  Other commissions and fees                                        611            577            616            574            565
  Securitization income, net                                        296            316            325            295            282
  Other investment and interest income                              269            261            261            248            242
  Other                                                             328            334            349            362            348
                                                           ------------   ------------   ------------   ------------   ------------
    Total                                                         6,090          5,672          5,903          5,476          5,467
                                                           ------------   ------------   ------------   ------------   ------------
Expenses
  Human resources                                                 1,268          1,187          1,232          1,098          1,106
  Marketing, promotion, rewards
   and cardmember services                                        1,445          1,323          1,420          1,286          1,230
  Provision for losses
   Charge card                                                      234            215            240            206            189
   Cardmember lending                                               275            295            296            233            314
   Other                                                            123             79             71            117             62
  Professional services                                             544            487            647            534            494
  Occupancy and equipment                                           356            336            379            328            327
  Interest                                                          232            201            222            201            200
  Communications                                                    113            117            120            114            116
  Other                                                             379            344            356            345            421
                                                           ------------   ------------   ------------   ------------   ------------
    Total                                                         4,969          4,584          4,983          4,462          4,459
                                                           ------------   ------------   ------------   ------------   ------------
Pretax income from continuing operations before
 accounting change                                                1,121          1,088            920          1,014          1,008
Income tax provision                                                261            343            251            312            302
                                                           ------------   ------------   ------------   ------------   ------------
Income from continuing operations before accounting change          860            745            669            702            706

Income from discontinued operations, net of tax                     153            201            227            177            170
                                                           ------------   ------------   ------------   ------------   ------------
Income before cumulative effect of accounting change              1,013            946            896            879            876
Cumulative effect of accounting change                                -              -              -              -              -
                                                           ------------   ------------   ------------   ------------   ------------
Net income                                                 $      1,013   $        946   $        896   $        879   $        876
                                                           ============   ============   ============   ============   ============

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                       Quarters Ended
                                                           ------------------------------------------------------------------------
                                                            March 31,    December 31,   September 30,     June 30,       March 31,
                                                              2004           2003           2003            2003           2003
                                                           -----------    ------------   ------------   ------------   ------------
Revenues
  Discount revenue                                         $    2,368     $    2,432     $      2,221   $      2,152   $      1,976
  Cardmember lending net finance charge revenue                   541            531              476            483            552
  Net card fees                                                   472            467              462            455            451
  Travel commissions and fees                                     417            445              349            373            340
  Other commissions and fees                                      529            532              485            466            477
  Securitization income, net                                      230            293              301            300            211
  Other investment and interest income                            246            238              197            300            272
  Other                                                           315            365              377            299            271
                                                           ----------     ----------     ------------   ------------   ------------
    Total                                                       5,118          5,303            4,868          4,828          4,550
                                                           ----------     ----------     ------------   ------------   ------------
Expenses
  Human resources                                               1,102          1,033              971            990            923
  Marketing, promotion, rewards
   and cardmember services                                      1,029          1,138              996            926            760
  Provision for losses
   Charge card                                                    198            227              213            205            208
   Cardmember lending                                             287            330              279            278            331
   Other                                                           51             61               63             81             78
  Professional services                                           466            569              482            463            458
  Occupancy and equipment                                         319            385              301            302            270
  Interest                                                        191            194              232            217            217
  Communications                                                  124            124              107            116            115
  Other                                                           462            383              381            334            393
                                                           ----------     ----------     ------------   ------------   ------------
    Total                                                       4,229          4,444            4,025          3,912          3,753
                                                           ----------     ----------     ------------   ------------   ------------
Pretax income from continuing operations before
 accounting change                                                889            859              843            916            797
Income tax provision                                              280            268              267            293            252
                                                           ----------     ----------     ------------   ------------   ------------
Income from continuing operations before
 accounting change                                                609            591              576            623            545

Income from discontinued operations, net of tax                   256            185              194            139            147
                                                           ----------     ----------     ------------   ------------   ------------
Income before cumulative effect of accounting change              865            776              770            762            692
Cumulative effect of accounting change                            (71)(A)        (13)(B)            -              -              -
                                                           ----------     ----------     ------------   ------------   ------------
Net income                                                 $      794     $      763     $        770   $        762   $        692
                                                           ==========     ==========     ============   ============   ============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) associated with discontinued operations related to the December 31, 2003 adoption of FIN 46, as revised.

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                    Quarters Ended
                                                   ----------------------------------------------------------------------------
                                                    June 30,     March 31,   December 31, September 30,  June 30,     March 31,
                                                     2005          2005          2004        2004          2004         2004
                                                   ----------    ---------   ------------ ------------- ---------    ----------
REVENUES
  U.S. Card Services                               $    2,968    $   2,769    $   2,811    $   2,618    $   2,610    $    2,356
  International Card & Global Commercial Services       2,299        2,161        2,265        2,059        2,097         2,008
  Global Network & Merchant Services                      718          663          703          659          649           628
                                                   ----------    ---------    ---------    ---------    ---------    ----------
                                                        5,985        5,593        5,779        5,336        5,356         4,992
  Corporate & Other,
    including adjustments and eliminations                105           79          124          140          111           126
                                                   ----------    ---------    ---------    ---------    ---------    ----------

CONSOLIDATED REVENUES                              $    6,090    $   5,672    $   5,903    $   5,476    $   5,467    $    5,118
                                                   ==========    =========    =========    =========    =========    ==========
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                               $      710    $     718    $     499    $     502    $     606    $      533
  International Card & Global Commercial Services         263          258          236          314          301           265
  Global Network & Merchant Services                      244          170          211          272          221           200
                                                   ----------    ---------    ---------    ---------    ---------    ----------
                                                        1,217        1,146          946        1,088        1,128           998

  Corporate & Other                                       (96)         (58)         (26)         (74)        (120)         (109)
                                                   ----------    ---------    ---------    ---------    ---------    ----------
PRETAX INCOME FROM CONTINUING OPERATIONS
BEFORE ACCOUNTING CHANGE                           $    1,121    $   1,088    $     920    $   1,014    $   1,008    $      889
                                                   ==========    =========    =========    =========    =========    ==========

NET INCOME (LOSS)
  U.S. Card Services                               $      485    $     492    $     363    $     356    $     421    $      378
  International Card & Global Commercial Services         237          202          184          224          198           175
  Global Network & Merchant Services                      154          110          134          173          140           127
                                                   ----------    ---------    ---------    ---------    ---------    ----------
                                                          876          804          681          753          759           680

  Corporate & Other                                       (16)         (59)         (12)         (51)         (53)          (71)
                                                   ----------    ---------    ---------    ---------    ---------    ----------
  Income from continuing operations before
   accounting change                                      860          745          669          702          706           609

  Income from discontinued operations, net of tax         153          201          227          177          170           256
  Cumulative effect of accounting change                    -            -            -            -            -           (71)(A)
                                                   ----------    ---------    ---------    ---------    ---------    ----------

NET INCOME                                         $    1,013    $     946    $     896    $     879    $     876    $      794
                                                   ==========    =========    =========    =========    =========    ==========

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                       Quarters Ended
                                                           ------------------------------------------------------------------------
                                                             June 30,       March 31,    December 31,   September 30,    June 30,
                                                               2005           2005           2004           2004           2004
                                                           ------------   ------------   ------------   -------------  ------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                        $       0.70   $       0.60   $       0.54   $       0.56   $       0.56
  Income from discontinued operations                              0.12           0.16           0.18           0.14           0.13
  Income from cumulative accounting change                            -              -              -              -              -
                                                           ------------   ------------   ------------   -------------  ------------
  Net income                                               $       0.82   $       0.76   $       0.72   $       0.70   $       0.69
                                                           ============   ============   ============   ============   ============

  Average common shares outstanding (millions)                    1,231          1,239          1,242          1,251          1,263
                                                           ============   ============   ============   ============   ============

DILUTED
  Income from continuing operations                        $       0.69   $       0.59   $       0.53   $       0.55   $       0.55
  Income from discontinued operations                              0.12           0.16           0.18           0.14           0.13
  Income from cumulative accounting change                            -              -              -              -              -
                                                           ------------   ------------   ------------   -------------  ------------
  Net income                                               $       0.81   $       0.75   $       0.71   $       0.69   $       0.68
                                                           ============   ============   ============   ============   ============

  Average common shares outstanding (millions)                    1,254          1,264          1,270          1,275          1,288
                                                           ============   ============   ============   ============   ============

Cash dividends declared per common share                   $       0.12   $       0.12   $       0.12   $       0.12   $       0.10
                                                           ============   ============   ============   ============   ============

                       SELECTED STATISTICAL INFORMATION

                                                                                       Quarters Ended
                                                           ------------------------------------------------------------------------
                                                             June 30,       March 31,    December 31,   September 30,    June 30,
                                                               2005           2005           2004           2004           2004
                                                           ------------   ------------   ------------   -------------  ------------
Return on average total shareholders' equity (A)                   23.1%          22.8%          22.0%          21.5%          21.2%
Common shares outstanding (millions)                              1,240          1,245          1,249          1,255          1,267
Book value per common share*                               $      13.84   $      12.95   $      12.83   $      12.62   $      11.96
Shareholders' equity (billions)*                           $       17.2   $       16.1   $       16.0   $       15.8   $       15.2

(A) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the historical Consolidated Financial Statements prepared in accordance with GAAP.

* Includes discontinued operations reflected in the Company's historical Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                          Quarters Ended
                                                          -------------------------------------------------------------------------
                                                            March 31,      December 31,     September 30,    June 30,     March 31,
                                                              2004             2003             2003           2003         2003
                                                          ------------     ------------     -------------   ----------   ----------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                       $       0.48     $       0.46     $        0.45   $     0.48   $     0.42
  Income from discontinued operations                             0.20             0.15              0.15         0.11         0.11
  Income from cumulative accounting change                       (0.06)(A)        (0.01)(B)             -            -            -
                                                          ------------     ------------     -------------   ----------   ----------
  Net income                                              $       0.62     $       0.60     $        0.60   $     0.59   $     0.53
                                                          ============     ============     =============   ==========   ==========

  Average common shares outstanding (millions)                   1,277            1,277             1,278        1,283        1,297
                                                          ============     ============     =============   ==========   ==========

DILUTED
  Income from continuing operations                       $       0.47     $       0.45     $        0.44   $     0.48   $     0.42
  Income from discontinued operations                             0.19             0.15              0.15         0.11         0.11
  Income from cumulative accounting change                       (0.05)(A)        (0.01)(B)             -            -            -
                                                          ------------     ------------     -------------   ----------   ----------
  Net income                                              $       0.61     $       0.59     $        0.59   $     0.59   $     0.53
                                                          ============     ============     =============   ==========   ==========

  Average common shares outstanding (millions)                   1,305            1,299             1,297        1,295        1,305
                                                          ============     ============     =============   ==========   ==========

Cash dividends declared per common share                  $       0.10     $       0.10     $        0.10   $     0.10   $     0.08
                                                          ============     ============     =============   ==========   ==========

                       SELECTED STATISTICAL INFORMATION

                                                                                         Quarters Ended
                                                          -------------------------------------------------------------------------
                                                            March 31,      December 31,     September 30,    June 30,     March 31,
                                                              2004             2003             2003           2003         2003
                                                          ------------     ------------     -------------   ----------   ----------
Return on average total shareholders' equity (C)                  20.7%            20.6%             20.4%        20.1%        20.0%
Common shares outstanding (millions)                             1,281            1,284             1,285        1,286        1,298
Book value per common share*                              $      12.30     $      11.93     $       11.54   $    11.27   $    10.84
Shareholders' equity (billions)*                          $       15.7     $       15.3     $        14.8   $     14.5   $     14.1

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic and $0.05 on a diluted per share basis, associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, associated with discontinued operations related to the December 31, 2003 adoption of FIN 46, as revised.

(C) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the historical Consolidated Financial Statements prepared in accordance with GAAP.

* Includes discontinued operations reflected in the Company's historical Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                                                     June 30,
                                                                         ---------------------------   Percentage
                                                                              2005          2004        Inc/(Dec)
                                                                         ------------   ------------   ----------
Card billed business (A):
  United States                                                          $         89   $         75         16.9%
  Outside the United States                                                        32             27         20.9
                                                                         ------------   ------------
   Total                                                                 $        121   $        102         17.9
                                                                         ============   ============
Total cards-in-force (millions):
  United States                                                                  41.0           37.5          9.3%
  Outside the United States                                                      26.3           25.0          5.1
                                                                         ------------   ------------
   Total                                                                         67.3           62.5          7.6
                                                                         ============   ============
Basic cards-in-force (millions):
  United States                                                                  31.1           28.5          9.3%
  Outside the United States                                                      21.8           20.8          4.6
                                                                         ------------   ------------
   Total                                                                         52.9           49.3          7.3
                                                                         ============   ============
Average discount rate (B)                                                        2.58%          2.60%
Average quarterly basic cardmember spending (dollars) (A)                $      2,640   $      2,339         12.9%
Average fee per card - managed (dollars) (A)                             $         35   $         34          2.9%
Travel sales                                                             $        5.6   $        5.2          7.8%
  Travel commissions and fees/sales (C)                                           8.9%           9.0%
Worldwide Travelers Cheque and prepaid products:
  Sales                                                                  $        4.9   $        4.8          2.5%
  Average outstanding                                                    $        7.1   $        6.9          3.7%
  Average investments                                                    $        7.7   $        7.3          5.6%
  Investment yield                                                                5.2%           5.5%
  Tax equivalent yield                                                            8.0%           8.5%

(A) Card billed business and cards-in-force include activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been restated on a historical basis from those previously disclosed, primarily due to the inclusion in the computation of the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.

(C) Computed from information provided herein.

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                                                     June 30,
                                                                         ---------------------------   Percentage
                                                                              2005          2004        Inc/(Dec)
                                                                         ------------   ------------   ----------
Worldwide cardmember receivables:
  Total receivables                                                      $       31.5   $       28.4         11.0%
  90 days past due as a % of total                                                1.7%           1.9%
  Loss reserves (millions):                                              $        848   $        864         (1.8)%
   % of receivables                                                               2.7%           3.0%
   % of 90 days past due                                                          160%           163%
  Net loss ratio as a % of charge volume                                         0.25%          0.25%

Worldwide cardmember lending - owned basis:
  Total loans                                                            $       28.1   $       26.4          6.4%
  30 days past due loans as a % of total                                          2.4%           2.5%
  Loss reserves (millions):
    Beginning balance                                                    $        918   $        994         (7.6)%
      Provision                                                                   262            282         (7.3)
      Net write-offs                                                             (285)          (267)         6.7
      Other                                                                        (7)            21             #
                                                                         ------------   ------------
    Ending balance                                                       $        888   $      1,030        (13.9)
                                                                         ============   ============
    % of loans                                                                    3.2%           3.9%
    % of past due                                                                 133%           154%
  Average loans                                                          $       27.5   $       25.9          6.0%
  Net write-off rate                                                              4.1%           4.1%
  Net finance charge revenue*/average loans                                       9.3%           8.7%

Worldwide cardmember lending - managed basis:

  Total loans                                                            $       48.8   $       45.1          8.0%
  30 days past due loans as a % of total                                          2.3%           2.5%
  Loss reserves (millions):
    Beginning balance                                                    $      1,419   $      1,570         (9.6)%
      Provision                                                                   445            486         (8.4)
      Net write-offs                                                             (490)          (504)        (2.7)
      Other                                                                        (7)           (17)       (56.5)
                                                                         ------------   ------------
    Ending balance                                                       $      1,367   $      1,535        (11.0)
                                                                         ============   ============
    % of loans                                                                    2.8%           3.4%
    % of past due                                                                 121%           136%
  Average loans                                                          $       47.5   $       44.9          5.7%
  Net write-off rate                                                              4.1%           4.5%
  Net finance charge revenue*/average loans                                       9.2%           8.8%

# - Denotes a variance of more than 100%.

* - Computed on an annualized basis.

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                              --------------------------------------------------------------------
                                                               June 30,     March 31,    December 31,   September 30,    June 30,
                                                                 2005         2005           2004           2004           2004
                                                              ----------   ----------   -------------   -------------   ----------
Card billed business (A):
  United States                                               $       89   $       79   $          84   $          76   $       75
  Outside the United States                                           32           30              32              27           27
                                                              ----------   ----------   -------------   -------------   ----------
     Total                                                    $      121   $      109   $         116   $         103   $      102
                                                              ==========   ==========   =============   =============   ==========
Total cards-in-force (millions):
  United States                                                     41.0         40.3            39.9            38.0         37.5
  Outside the United States                                         26.3         25.8            25.5            25.3         25.0
                                                              ----------   ----------   -------------   -------------   ----------
     Total                                                          67.3         66.1            65.4            63.3         62.5
                                                              ==========   ==========   =============   =============   ==========
Basic cards-in-force (millions):
  United States                                                     31.1         30.6            30.3            28.9         28.5
  Outside the United States                                         21.8         21.3            21.0            20.8         20.8
                                                              ----------   ----------   -------------   -------------   ----------
     Total                                                          52.9         51.9            51.3            49.7         49.3
                                                              ==========   ==========   =============   =============   ==========

Average discount rate (B)                                           2.58%        2.60%           2.58%           2.60%        2.60%
Average quarterly basic cardmember spending (dollars) (A)     $    2,640   $    2,412   $       2,589   $       2,330   $    2,339
Average fee per card - managed (dollars) (A)                  $       35   $       35   $          35   $          34   $       34
Travel sales                                                  $      5.6   $      5.0   $         5.3   $         4.6   $      5.2
  Travel commissions and fees/sales (C)                              8.9%         8.4%            9.1%            9.2%         9.0%
Worldwide Travelers Cheque and prepaid products:
  Sales                                                       $      4.9   $      4.2   $         4.9   $         5.8   $      4.8
  Average outstanding                                         $      7.1   $      7.1   $         7.0   $         7.1   $      6.9
  Average investments                                         $      7.7   $      7.8   $         7.6   $         7.6   $      7.3
  Investment yield                                                   5.2%         5.2%            5.4%            5.4%         5.5%
  Tax equivalent yield                                               8.0%         8.0%            8.3%            8.3%         8.5%

(A) Card billed business and cards-in-force include activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been restated on a historical basis from those previously disclosed, primarily due to the inclusion in the computation of the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.

(C) Computed from information provided herein.

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                     March 31,      December 31,    September 30,       June 30,        March 31,
                                                       2004             2003             2003             2003            2003
                                                  -------------    -------------    -------------    -------------    -------------
Card billed business (A):
  United States                                   $          70    $          73    $          66    $          64    $          59
  Outside the United States                                  25               26               23               22               20
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                       $          95    $          99    $          89    $          86    $          79
                                                  =============    =============    =============    =============    =============
Total cards-in-force (millions):
  United States                                            37.0             36.4             35.9             35.4             35.2
  Outside the United States                                24.6             24.1             23.4             22.9             22.4
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                                61.6             60.5             59.3             58.3             57.6
                                                  =============    =============    =============    =============    =============
Basic cards-in-force (millions):
  United States                                            28.1             27.7             27.3             27.3             27.1
  Outside the United States                                20.4             19.9             19.3             18.9             18.5
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                                48.5             47.6             46.6             46.2             45.6
                                                  =============    =============    =============    =============    =============

Average discount rate (B)                                  2.62%            2.60%            2.63%            2.63%            2.64%
Average quarterly basic cardmember spending
  (dollars) (A)                                   $       2,202    $       2,314    $       2,101    $       2,054    $       1,894
Average fee per card - managed (dollars) (A)      $          35    $          35    $          35    $          34    $          35
Travel sales                                      $         4.8    $         4.7    $         3.7    $         3.9    $         3.7
  Travel commissions and fees/sales (C)                     8.7%             9.5%             9.3%             9.6%             9.3%
Worldwide Travelers Cheque and prepaid products:
  Sales                                           $         4.4    $         4.7    $         6.0    $         4.4    $         4.1
  Average outstanding                             $         6.8    $         6.6    $         7.0    $         6.4    $         6.5
  Average investments                             $         7.3    $         7.1    $         7.4    $         6.9    $         6.9
  Investment yield                                          5.4%             5.5%             5.2%             5.5%             5.6%
  Tax equivalent yield                                      8.3%             8.4%             8.0%             8.4%             8.6%

(A) Card billed business and cards-in-force include activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been restated on a historical basis from those previously disclosed, primarily due to the inclusion in the computation of the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.

(C) Computed from information provided herein.

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                     June 30,        March 31,       December 31,    September 30,       June 30,
                                                       2005             2005             2004             2004             2004
                                                  -------------    -------------    -------------    -------------    -------------
Worldwide cardmember receivables:
  Total receivables                               $        31.5    $        30.0    $        31.1    $        28.6    $        28.4
  90 days past due as a % of total                          1.7%             1.9%             1.8%             1.8%             1.9%
  Loss reserves (millions):                       $         848    $         831    $         806    $         847    $         864
    % of receivables                                        2.7%             2.8%             2.6%             3.0%             3.0%
    % of 90 days past due                                   160%             147%             146%             160%             163%
  Net loss ratio as a % of charge volume                   0.25%            0.23%            0.25%            0.26%            0.25%

Worldwide cardmember lending - owned basis:
  Total loans                                     $        28.1    $        25.9    $        26.9    $        25.2    $        26.4
  30 days past due loans as a % of total                    2.4%             2.7%             2.4%             2.5%             2.5%
  Loss reserves (millions):
    Beginning balance                             $         918    $         972    $       1,008    $       1,030    $         994
      Provision                                             262              266              272              205              282
      Net write-offs                                       (285)            (267)            (254)            (255)            (267)
      Other                                                  (7)             (53)             (54)              28               21
                                                  -------------    -------------    -------------    -------------    -------------
    Ending balance                                $         888    $         918    $         972    $       1,008    $       1,030
                                                  =============    =============    =============    =============    =============
    % of loans                                              3.2%             3.6%             3.6%             4.0%             3.9%
    % of past due                                           133%             134%             151%             159%             154%
  Average loans                                   $        27.5    $        26.3    $        26.2    $        26.2    $        25.9
  Net write-off rate                                        4.1%             4.1%             3.9%             3.9%             4.1%
  Net finance charge revenue*/average loans                 9.3%             9.0%             8.6%             8.6%             8.7%

Worldwide cardmember lending - managed basis:
  Total loans                                     $        48.8    $        46.3    $        47.2    $        45.6    $        45.1
  30 days past due loans as a % of total                    2.3%             2.6%             2.4%             2.5%             2.5%
  Loss reserves (millions):
    Beginning balance                             $       1,419    $       1,475    $       1,537    $       1,535    $       1,570
      Provision                                             445              471              463              437              486
      Net write-offs                                       (490)            (474)            (471)            (463)            (504)
      Other                                                  (7)             (53)             (54)              28              (17)
                                                  -------------    -------------    -------------    -------------    -------------
    Ending balance                                $       1,367    $       1,419    $       1,475    $       1,537    $       1,535
                                                  =============    =============    =============    =============    =============
    % of loans                                              2.8%             3.1%             3.1%             3.4%             3.4%
    % of past due                                           121%             120%             129%             132%             136%
  Average loans                                   $        47.5    $        46.4    $        46.5    $        45.3    $        44.9
  Net write-off rate                                        4.1%             4.1%             4.1%             4.1%             4.5%
  Net finance charge revenue*/average loans                 9.2%             9.1%             9.0%             9.1%             8.8%

* - Computed on an annualized basis.

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                     March 31,      December 31,    September 30,       June 30,        March 31,
                                                       2004             2003             2003             2003             2003
                                                  -------------    -------------    -------------    -------------    -------------
Worldwide cardmember receivables:
  Total receivables                               $        27.9    $        28.4    $        26.4    $        26.0    $        24.3
  90 days past due as a % of total                          2.0%             1.9%             2.0%             2.1%             2.4%
  Loss reserves (millions):                       $         896    $         916    $         921    $         943    $         923
    % of receivables                                        3.2%             3.2%             3.5%             3.6%             3.8%
    % of 90 days past due                                   164%             171%             174%             171%             159%
  Net loss ratio as a % of charge volume                   0.26%            0.27%            0.28%            0.29%            0.28%

Worldwide cardmember lending - owned basis:
  Total loans                                     $        24.5    $        25.8    $        22.6    $        22.6    $        22.0
  30 days past due loans as a % of total                    2.8%             2.7%             2.8%             2.8%             3.0%
  Loss reserves (millions):
    Beginning balance                             $         998    $         938    $       1,017    $       1,025    $       1,030
      Provision                                             257              304              261              256              300
      Net write-offs                                       (264)            (275)            (282)            (282)            (309)
      Other                                                   3               31              (58)              18                4
                                                  -------------    -------------    -------------    -------------    -------------
    Ending balance                                $         994    $         998    $         938    $       1,017    $       1,025
                                                  =============    =============    =============    =============    =============
    % of loans                                              4.1%             3.9%             4.2%             4.5%             4.7%
    % of past due                                           145%             146%             150%             161%             153%
  Average loans                                   $        25.1    $        23.8    $        22.5    $        22.0    $        22.2
  Net write-off rate                                        4.2%             4.6%             5.0%             5.1%             5.6%
  Net finance charge revenue*/average loans                 8.6%             8.9%             8.5%             8.8%             9.9%

Worldwide cardmember lending - managed basis:
  Total loans                                     $        44.8    $        45.3    $        42.1    $        42.1    $        40.1
  30 days past due loans as a % of total                    2.7%             2.7%             2.8%             2.8%             3.0%
  Loss reserves (millions):
    Beginning balance                             $       1,541    $       1,519    $       1,594    $       1,582    $       1,529
      Provision                                             545              511              518              552              607
      Net write-offs                                       (519)            (520)            (535)            (558)            (558)
      Other                                                   3               31              (58)              18                4
                                                  -------------    -------------    -------------    -------------    -------------
    Ending balance                                $       1,570    $       1,541    $       1,519    $       1,594    $       1,582
                                                  =============    =============    =============    =============    =============
    % of loans                                              3.5%             3.4%             3.6%             3.8%             3.9%
    % of past due                                           128%             127%             128%             137%             130%
  Average loans                                   $        44.8    $        43.3    $        42.1    $        41.2    $        39.8
  Net write-off rate                                        4.6%             4.8%             5.1%             5.4%             5.6%
  Net finance charge revenue*/average loans                 8.9%             9.0%             9.4%             9.3%             9.8%

* - Computed on an annualized basis.

                              U.S. CARD SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                    Quarters Ended
                                                       June 30,
                                                 -------------------   Percentage
                                                   2005       2004      Inc/(Dec)
                                                 --------   --------   ----------
Revenues:
  Discount revenue, net card fees and other
  Cardmember lending:                            $  2,225   $  1,960         13.5%
       Finance charge revenue                         587        464         26.2
       Interest expense                               140         96         44.1
                                                 --------   --------
             Net finance charge revenue               447        368         21.5
  Securitization income, net                          296        282          4.9
                                                 --------   --------
        Total                                       2,968      2,610         13.7
                                                 --------   --------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                         974        829         18.2
  Provision for losses                                367        352          4.0
  Human resources and other operating expenses        917        823         10.9
                                                 --------   --------
        Total                                       2,258      2,004         12.7
                                                 --------   --------
Pretax segment income                                 710        606         17.0
Income tax provision                                  225        185         21.2
                                                 --------   --------
Segment income                                   $    485   $    421         15.4
                                                 ========   ========

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended June 30,
(Millions)

                                                          GAAP Basis                    Securitization Effect  Tax Equivalent Effect
                                                     -------------------   Percentage   ---------------------  ---------------------
                                                       2005       2004      Inc/(Dec)      2005       2004        2005       2004
                                                     --------   --------   ----------   ---------   ---------  ---------   ---------
Revenues:
  Discount revenue, net card fees and other
  Cardmember lending:                                $  2,225   $  1,960         13.5%   $     51   $     50    $     57   $     57
       Finance charge revenue                             587        464         26.2         618        489
       Interest expense                                   140         96         44.1         164         61
                                                     --------   --------                 --------   --------
             Net finance charge revenue                   447        368         21.5         454        428
  Securitization income, net                              296        282          4.9        (296)      (282)
                                                     --------   --------                 --------   --------    --------   --------
        Total                                           2,968      2,610         13.7         209        196          57         57
                                                     --------   --------                 --------   --------    --------   --------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                             974        829         18.2          (1)        (6)
  Provision for losses                                    367        352          4.0         210        205
  Human resources and other operating expenses            917        823         10.9           -         (3)
                                                     --------   --------                 --------   --------
        Total                                           2,258      2,004         12.7    $    209   $    196
                                                     --------   --------                 --------   --------    --------   --------
Pretax segment income                                     710        606         17.0                                 57         57
Income tax provision                                      225        185         21.2                           $     57   $     57
                                                     --------   --------                                        --------   --------
Segment income                                       $    485   $    421         15.4
                                                     ========   ========

                                                        Managed Basis
                                                     -------------------   Percentage
                                                       2005       2004      Inc/(Dec)
                                                     --------   --------   ----------
Revenues:
  Discount revenue, net card fees and other
  Cardmember lending:                                $  2,333   $  2,067         12.9%
       Finance charge revenue                           1,205        953         26.4
       Interest expense                                   304        157         93.3
                                                     --------   --------
             Net finance charge revenue                   901        796         13.2
  Securitization income, net                                -          -
                                                     --------   --------
        Total                                           3,234      2,863         13.0
                                                     --------   --------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                             973        823         18.2
  Provision for losses                                    577        557          3.7
  Human resources and other operating expenses            917        820         11.9
                                                     --------   --------
        Total                                           2,467      2,200         12.2
                                                     --------   --------
Pretax segment income                                     767        663         15.6
Income tax provision                                 $    282   $    242         16.2
                                                     --------   --------

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended June 30, 2005 and 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $1 million and $9 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $1 million and $6 million, respectively, and other operating expenses of nil and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2005 and 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                        GAAP Basis             Securitization Effect       Tax Equivalent Effect
                                                 ------------------------    -------------------------   -------------------------
                                                 March 31,   December 31,    March 31,    December 31,   March 31,    December 31,
                                                   2005          2004           2005          2004         2005           2004
                                                 ---------   ------------    ---------    ------------   ---------    ------------
Revenues:
  Discount revenue, net card fees and other
  Cardmember lending:                            $   2,051   $      2,127    $      53    $         54   $      57    $         57
       Finance charge revenue                          522            455          609             621
       Interest expense                                120             96          140             132
                                                 ---------   ------------    ---------    ------------
             Net finance charge revenue                402            359          469             489
  Securitization income, net                           316            325         (316)           (325)
                                                 ---------   ------------    ---------    ------------   ---------    ------------
        Total                                        2,769          2,811          206             218          57              57
                                                 ---------   ------------    ---------    ------------   ---------    ------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                          837            976           (4)              -
  Provision for losses                                 342            386          212             218
  Human resources and other operating expenses         872            950           (2)              -
                                                 ---------   ------------    ---------    ------------
        Total                                        2,051          2,312    $     206    $        218
                                                 ---------   ------------    ---------    ------------   ---------    ------------
Pretax segment income                                  718            499                                       57              57
Income tax provision                                   226            136                                $      57    $         57
                                                 ---------   ------------                                ---------    ------------
Segment income                                   $     492   $        363
                                                 =========   ============

                                                      Managed Basis
                                                 ------------------------
                                                 March 31,   December 31,
                                                    2005         2004
                                                 ---------   ------------
Revenues:
  Discount revenue, net card fees and other
  Cardmember lending:                            $   2,161   $      2,238
       Finance charge revenue                        1,131          1,076
       Interest expense                                260            228
                                                 ---------   ------------
             Net finance charge revenue                871            848
  Securitization income, net                             -              -
                                                 ---------   ------------
        Total                                        3,032          3,086
                                                 ---------   ------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                          833            976
  Provision for losses                                 554            604
  Human resources and other operating expenses         870            950
                                                 ---------   ------------
        Total                                        2,257          2,530
                                                 ---------   ------------
Pretax segment income                                  775            556
Income tax provision                             $     283   $        193
                                                 ---------   ------------

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended March 31, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $6 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and other operating expenses of $2 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended March 31, 2005 and December 31, 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                         GAAP Basis           Securitization Effect       Tax Equivalent Effect
                                                 ------------------------   -------------------------    ------------------------
                                                 September 30,   June 30,   September 30,    June 30,    September 30,   June 30,
                                                      2004         2004          2004          2004           2004         2004
                                                 -------------   --------   -------------    --------    -------------   --------
Revenues:
  Discount revenue, net card fees and other      $       1,982   $  1,960   $          53    $     50    $          57   $     57
  Cardmember lending:
       Finance charge revenue                              445        464             573         489
       Interest expense                                    104         96             108          61
                                                 -------------   --------   -------------    --------
             Net finance charge revenue                    341        368             465         428
  Securitization income, net                               295        282            (295)       (282)
                                                 -------------   --------   -------------    --------    -------------   --------
        Total                                            2,618      2,610             223         196               57         57
                                                 -------------   --------   -------------    --------    -------------   --------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                              854        829              (6)         (6)
  Provision for losses                                     438        352             232         205
  Human resources and other operating expenses             824        823              (3)         (3)
                                                 -------------   --------   -------------    --------
        Total                                            2,116      2,004   $         223    $    196
                                                 -------------   --------   -------------    --------    -------------   --------
Pretax segment income                                      502        606                                           57         57
Income tax provision                                       146        185                                $          57   $     57
                                                 -------------   --------                                -------------   --------
Segment income                                   $         356   $    421
                                                 =============   ========

                                                      Managed Basis
                                                 ------------------------
                                                 September 30,   June 30,
                                                      2004         2004
                                                 -------------   --------
Revenues:
  Discount revenue, net card fees and other      $       2,092   $  2,067
  Cardmember lending:
       Finance charge revenue                            1,018        953
       Interest expense                                    212        157
                                                 -------------   --------
             Net finance charge revenue                    806        796
  Securitization income, net                                 -          -
                                                 -------------   --------
        Total                                            2,898      2,863
                                                 -------------   --------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                              848        823
  Provision for losses                                     670        557
  Human resources and other operating expenses             821        820
                                                 -------------   --------
        Total                                            2,339      2,200
                                                 -------------   --------
Pretax segment income                                      559        663
Income tax provision                             $         203   $    242
                                                 -------------   --------

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended September 30, 2004 and June 30, 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $9 million and $9 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and $6 million, respectively, and other operating expenses of $3 million and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended September 30, 2004 and June 30, 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

                               U.S. CARD SERVICES
                         SELECTED FINANCIAL INFORMATION
Quarter Ended
(Millions)

                                                  GAAP Basis   Securitization Effect   Tax Equivalent Effect     Managed Basis
                                                 ------------  ---------------------   ---------------------     -------------
                                                   March 31,         March 31,                March 31,            March 31,
                                                     2004              2004                     2004                 2004
                                                 ------------      ------------             ------------         -------------
Revenues:
  Discount revenue, net card fees and other      $      1,824      $         53             $         57         $      1,934
  Cardmember lending:
    Finance charge revenue                                412               539                                           951
    Interest expense                                      110                83                                           193
                                                 ------------      ------------                                  ------------
       Net finance charge revenue                         302               456                                           758
  Securitization income, net                              230              (230)                                            -
                                                 ------------      ------------             ------------         ------------
      Total                                             2,356               279                       57                2,692
                                                 ------------      ------------             ------------         ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                               666                (4)                                          662
  Provision for losses                                    332               287                                           619
  Human resources and other operating expenses            825                (4)                                          821
                                                 ------------      ------------                                  ------------
      Total                                             1,823      $        279                                         2,102
                                                 ------------      ------------             ------------         ------------
Pretax segment income                                     533                                         57                  590
Income tax provision                                      155                               $         57         $        212
                                                 ------------                               ------------         ------------
Segment income                                   $        378
                                                 ============

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended March 31, 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $8 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and other operating expenses of $4 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarter ended March 31, 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                                  June 30,
                                                        ----------------------------     Percentage
                                                            2005            2004          Inc/(Dec)
                                                        ------------    ------------    ------------
Card billed business:                                   $         73    $         62            16.7%
Total cards-in-force (millions):                                36.1            33.9             6.5
Basic cards-in-force (millions):                                26.5            24.9             6.7
Average quarterly basic cardmember spending (dollars)   $      2,769    $      2,528             9.5%

U.S. Consumer Travel
    Travel sales                                        $        0.5    $        0.4            25.0%
    Travel commissions and fees/sales (A)                        8.8%            8.8%

Worldwide Travelers Cheque and prepaid products:
   Sales                                                $        4.9    $        4.8             2.5%
   Average outstanding                                  $        7.1    $        6.9             3.7%
   Average investments                                  $        7.7    $        7.3             5.6%
   Investment yield                                              5.2%            5.5%
   Tax equivalent yield                                          8.0%            8.5%

Total segment assets                                    $       60.9    $       54.8            11.1%
Segment capital                                         $        4.5    $        4.0            12.4%
Return on segment capital (B)                                   39.4%           40.0%

Cardmember receivables:
  Total receivables                                     $       16.8    $       15.2            10.4%
  90 days past due as a % of total                               2.0%            2.3%
  Net loss ratio as a % of charge volume                        0.29%           0.32%

Cardmember lending - owned basis:
  Total loans                                           $       20.9    $       18.5            12.7%
  30 days past due loans as a % of total                         2.3%            2.4%
  Average loans                                         $       20.3    $       17.9            13.6%
  Net write-off rate                                             3.9%            4.0%
  Net finance charge revenue*/average loans                      8.8%            8.2%

Cardmember lending - managed basis:
  Total loans                                           $       41.6    $       37.2            11.7%
  30 days past due loans as a % of total                         2.2%            2.4%
  Average loans                                         $       40.3    $       36.8             9.6%
  Net write-off rate                                             4.0%            4.5%
  Net finance charge revenue*/average loans                      8.9%            8.6%

(A) Computed from information provided herein.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

                              U.S. CARD SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                                Quarters Ended
                                                ------------------------------------------------------------------------------
                                                 June 30,    March 31,   December 31,    September 30,   June 30,   March 31,
                                                   2005        2005          2004            2004          2004        2004
                                                ----------  ----------  --------------  --------------  ----------  ----------
Revenues:
  Discount revenue, net card fees and other     $    2,225  $    2,051  $        2,127  $        1,982  $    1,960  $    1,824
  Cardmember lending:
    Finance charge revenue                             587         522             455             445         464         412
    Interest expense                                   140         120              96             104          96         110
                                                ----------  ----------  --------------  --------------  ----------  ----------
        Net finance charge revenue                     447         402             359             341         368         302
  Securitization income, net                           296         316             325             295         282         230
                                                ----------  ----------  --------------  --------------  ----------  ----------
      Total                                          2,968       2,769           2,811           2,618       2,610       2,356
                                                ----------  ----------  --------------  --------------  ----------  ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                            974         837             976             854         829         666
  Provision for losses                                 367         342             386             438         352         332
  Human resources and other operating expenses         917         872             950             824         823         825
                                                ----------  ----------  --------------  --------------  ----------  ----------
      Total                                          2,258       2,051           2,312           2,116       2,004       1,823
                                                ----------  ----------  --------------  --------------  ----------  ----------
Pretax segment income                                  710         718             499             502         606         533
Income tax provision                                   225         226             136             146         185         155
                                                ----------  ----------  --------------  --------------  ----------  ----------
Segment income                                  $      485  $      492  $          363  $          356  $      421  $      378
                                                ==========  ==========  ==============  ==============  ==========  ==========

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                        --------------------------------------------------------------------------
                                                         June 30,    March 31,   December 31, September 30,  June 30,    March 31,
                                                           2005        2005         2004          2004         2004        2004
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Card billed business:                                   $      73    $      65    $      70    $      63    $      62    $      57
Total cards-in-force (millions):                             36.1         35.5         35.0         34.4         33.9         33.3
Basic cards-in-force (millions):                             26.5         26.1         25.7         25.3         24.9         24.4
Average quarterly basic cardmember spending (dollars)   $   2,769    $   2,506    $   2,734    $   2,498    $   2,528    $   2,348

U.S. Consumer Travel
    Travel sales                                        $     0.5    $     0.4    $     0.3    $     0.4    $     0.4    $     0.4
    Travel commissions and fees/sales (A)                     8.8%         9.0%        10.3%         8.5%         8.8%         7.0%

Worldwide Travelers Cheque and prepaid products:
   Sales                                                $     4.9    $     4.2    $     4.9    $     5.8    $     4.8    $     4.4
   Average outstanding                                  $     7.1    $     7.1    $     7.0    $     7.1    $     6.9    $     6.8
   Average investments                                  $     7.7    $     7.8    $     7.6    $     7.6    $     7.3    $     7.3
   Investment yield                                           5.2%         5.2%         5.4%         5.4%         5.5%         5.4%
   Tax equivalent yield                                       8.0%         8.0%         8.3%         8.3%         8.5%         8.3%

Total segment assets                                    $    60.9    $    57.7    $    58.3    $    54.3    $    54.8    $    52.9
Segment capital                                         $     4.5    $     4.4    $     4.5    $     4.1    $     4.0    $     3.6
Return on segment capital (B)                                39.4%        39.5%        38.2%        39.3%        40.0%        40.1%

Cardmember receivables:
  Total receivables                                     $    16.8    $    15.7    $    17.4    $    15.3    $    15.2    $    14.6
  90 days past due as a % of total                            2.0%         2.3%         2.0%         2.2%         2.3%         2.5%
  Net loss ratio as a % of charge volume                     0.29%        0.25%        0.29%        0.32%        0.32%        0.29%

Cardmember lending - owned basis:
  Total loans                                           $    20.9    $    18.7    $    19.6    $    17.2    $    18.5    $    16.4
  30 days past due loans as a % of total                      2.3%         2.6%         2.4%         2.4%         2.4%         2.5%
  Average loans                                         $    20.3    $    19.2    $    18.1    $    18.2    $    17.9    $    16.9
  Net write-off rate                                          3.9%         3.9%         3.7%         3.7%         4.0%         4.2%
  Net finance charge revenue*/average loans                   8.8%         8.4%         7.9%         7.5%         8.2%         7.2%

Cardmember lending - managed basis:
  Total loans                                           $    41.6    $    39.2    $    39.9    $    37.5    $    37.2    $    36.6
  30 days past due loans as a % of total                      2.2%         2.5%         2.5%         2.5%         2.4%         2.6%
  Average loans                                         $    40.3    $    39.3    $    38.3    $    37.4    $    36.8    $    36.5
  Net write-off rate                                          4.0%         4.1%         4.0%         4.0%         4.5%         4.7%
  Net finance charge revenue*/average loans                   8.9%         8.9%         8.8%         8.6%         8.6%         8.3%

(A) Computed from information provided herein.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                     Quarters Ended
                                                         June 30,
                                                 -----------------------   Percentage
                                                    2005         2004       Inc/(Dec)
                                                 ----------   ----------   ----------
Revenues:
  Discount revenue, net card fees and other      $    2,134   $    1,941         10.0%
  Cardmember lending:
       Finance charge revenue                           251          218         15.5
       Interest expense                                  86           62         36.8
                                                 ----------   ----------
             Net finance charge revenue                 165          156          7.0
                                                 ----------   ----------
        Total                                         2,299        2,097          9.8
                                                 ----------   ----------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                           328          286         14.9
  Provision for losses                                  239          187         27.8
  Human resources and other operating expenses        1,469        1,323         11.0
                                                 ----------   ----------
        Total                                         2,036        1,796         13.4
                                                 ----------   ----------
Pretax segment income                                   263          301        (11.8)
Income tax provision                                     26          103        (73.2)
                                                 ----------   ----------
Segment income                                   $      237   $      198         19.9
                                                 ==========   ==========

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended June 30,
(Millions)

                                                                               Foreign Exchange
                                                GAAP Basis                 Services Reclassification    Managed Basis
                                            ------------------  Percentage -------------------------  ------------------ Percentage
                                              2005      2004     Inc/(Dec)   2005             2004      2005      2004    Inc/(Dec)
                                            --------  --------  ---------- --------         --------  --------  -------- ----------
Revenues:
  Discount revenue, net card fees and other $  2,134  $  1,941       10.0% $     36         $     44  $  2,170  $  1,985       9.4%
  Cardmember lending:
    Finance charge revenue                       251       218       15.5
    Interest expense                              86        62       36.8
                                            --------  --------
          Net finance charge revenue             165       156        7.0
                                            --------  --------             --------         --------  --------  --------
    Total                                      2,299     2,097        9.8        36               44     2,335     2,141       9.2
                                            --------  --------             --------         --------  --------  --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                      328       286       14.9
  Provision for losses                           239       187       27.8
  Human resources and other operating
    expenses                                   1,469     1,323       11.0        36               44     1,505     1,367      10.1
                                            --------  --------             --------         --------  --------  --------
    Total                                      2,036     1,796       13.4  $     36         $     44  $  2,072  $  1,840      12.6
                                            --------  --------             --------         --------  --------  --------
Pretax segment income                            263       301      (11.8)
Income tax provision                              26       103      (73.2)
                                            --------  --------
Segment income                              $    237  $    198       19.9
                                            ========  ========

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2005 and 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                                                                   Foreign Exchange
                                                            GAAP Basis                         Services Reclassification
                                             -----------------------------------------  ----------------------------------------
                                               March 31,   December 31,  September 30,    March 31,   December 31, September 30,
                                                 2005          2004          2004           2005          2004          2004
                                             ------------  ------------  -------------  ------------  ------------ -------------
Revenues:
  Discount revenue, net card fees and
    other                                    $      1,997  $      2,103  $      1,902   $         31  $         42  $         47
  Cardmember lending:
    Finance charge revenue                            247           240           222
    Interest expense                                   83            78            65
                                             ------------  ------------  ------------
      Net finance charge revenue                      164           162           157
                                             ------------  ------------  ------------   ------------  ------------  ------------
    Total                                           2,161         2,265         2,059             31            42            47
                                             ------------  ------------  ------------   ------------  ------------  ------------
Expenses:
  Marketing, promotion, rewards
   and cardmember services                            310           312           285
  Provision for losses                                228           199           174
  Human resources and other operating
   expenses                                         1,365         1,518         1,286             31            42            47
                                             ------------  ------------  ------------   ------------  ------------  ------------
    Total                                           1,903         2,029         1,745   $         31  $         42  $         47
                                             ------------  ------------  ------------   ------------  ------------  ------------
Pretax segment income                                 258           236           314
Income tax provision                                   56            52            90
                                             ------------  ------------  ------------
Segment income                               $        202  $        184  $        224
                                             ============  ============  ============

                                                          Managed Basis
                                             -----------------------------------------
                                               March 31,   December 31,  September 30,
                                                 2005          2004          2004
                                             ------------  ------------  -------------
Revenues:
  Discount revenue, net card fees and
    other                                    $      2,028  $      2,145  $       1,949
  Cardmember lending:
    Finance charge revenue
    Interest expense

      Net finance charge revenue
                                             ------------  ------------  -------------
    Total                                           2,192         2,307          2,106
                                             ------------  ------------  -------------
Expenses:
  Marketing, promotion, rewards
   and cardmember services
  Provision for losses
  Human resources and other operating
   expenses                                         1,396         1,560         1,333
                                             ------------  ------------  ------------
    Total                                    $      1,934  $      2,071  $      1,792
                                             ------------  ------------  ------------

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed Selected Financial Information above for the quarters ended March 31, 2005, December 31, 2004 and September 30, 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                                             Foreign Exchange
                                                      GAAP Basis        Services Reclassification        Managed Basis
                                                ----------------------  --------------------------  ----------------------
                                                 June 30,   March 31,    June 30,        March 31,   June 30,    March 31,
                                                   2004        2004        2004            2004        2004        2004
                                                ----------  ----------  ----------      ----------  ----------  ----------
Revenues:
  Discount revenue, net card fees and other     $    1,941  $    1,843  $       44      $       39  $    1,985  $    1,882
  Cardmember lending:
    Finance charge revenue                             218         227
    Interest expense                                    62          62
                                                ----------  ----------
      Net finance charge revenue                       156         165
                                                ----------  ----------  ----------      ----------  ----------  ----------
     Total                                           2,097       2,008          44              39       2,141       2,047
                                                ----------  ----------  ----------      ----------  ----------  ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                            286         247
  Provision for losses                                 187         180
  Human resources and other operating expenses       1,323       1,316          44              39       1,367       1,355
                                                ----------  ----------  ----------      ----------  ----------  ----------
     Total                                           1,796       1,743  $       44      $       39  $    1,840  $    1,782
                                                ----------  ----------  ----------      ----------  ----------  ----------
Pretax segment income                                  301         265
Income tax provision                                   103          90
                                                ----------  ----------
Segment income                                  $      198  $      175
                                                ==========  ==========

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2004 and March 31, 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                                  June 30,
                                                        ----------------------------     Percentage
                                                            2005            2004          Inc/(Dec)
                                                        ------------    ------------    ------------
Card billed business:                                   $         42    $         36            16.5%
Total cards-in-force (millions):                                22.0            21.6             1.7
Basic cards-in-force (millions):                                17.5            17.4             0.1
Average quarterly basic cardmember spending (dollars)   $      2,449    $      2,093            17.0%

Global Corporate & International Consumer Travel
 Travel sales                                           $        5.1    $        4.8             6.3%
 Travel commissions and fees/sales (A)                           8.8%            9.0%

International banking
 Total loans                                            $        7.0    $        6.5             8.4%
 Private banking holdings                               $       19.8    $       16.6            19.0%

Total segment assets                                    $       49.7    $       44.3            12.0%
Segment capital                                         $        3.9    $        3.5            10.0%
Return on segment capital (B)                                   22.9%           22.7%

Cardmember receivables:
 Total receivables                                      $       14.7    $       13.2            11.7%
 90 days past due as a % of total                                1.3%            1.4%
 Net loss ratio as a % of charge volume                         0.20%           0.18%

Cardmember lending - owned basis:
  Total loans                                           $        7.2    $        6.4            12.2%
  30 days past due loans as a % of total                         2.7%            2.6%
  Average loans                                         $        7.1    $        6.6             7.9%
  Net write-off rate                                             4.8%            5.2%
  Net finance charge revenue*/average loans                      9.3%            9.4%

(A) Computed from information provided herein.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

                INTERNATIONAL CARD & GLOBAL COMMERICAL SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                               Quarters Ended
                                              --------------------------------------------------------------------------------
                                               June 30,     March 31,   December 31,   September 30,    June 30,     March 31,
                                                 2005         2005          2004           2004           2004         2004
                                              ----------   ----------   ------------   -------------   ----------   ----------
Revenues:
  Discount revenue, net card fees and other   $    2,134   $    1,997   $      2,103   $       1,902   $    1,941   $    1,843
  Cardmember lending:
    Finance charge revenue                           251          247            240             222          218          227
    Interest expense                                  86           83             78              65           62           62
                                              ----------   ----------   ------------   -------------   ----------   ----------
       Net finance charge revenue                    165          164            162             157          156          165
                                              ----------   ----------   ------------   -------------   ----------   ----------
     Total                                         2,299        2,161          2,265           2,059        2,097        2,008
                                              ----------   ----------   ------------   -------------   ----------   ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                          328          310            312             285          286          247
  Provision for losses                               239          228            199             174          187          180
  Human resources and other operating
    expenses                                       1,469        1,365          1,518           1,286        1,323        1,316
                                              ----------   ----------   ------------   -------------   ----------   ----------
     Total                                         2,036        1,903          2,029           1,745        1,796        1,743
                                              ----------   ----------   ------------   -------------   ----------   ----------
Pretax segment income                                263          258            236             314          301          265
Income tax provision                                  26           56             52              90          103           90
                                              ----------   ----------   ------------   -------------   ----------   ----------
Segment income                                $      237   $      202   $        184   $         224   $      198   $      175
                                              ==========   ==========   ============   =============   ==========   ==========

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                     Quarters Ended
                                                       --------------------------------------------------------------------------
                                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
                                                         2005        2005         2004           2004          2004        2004
                                                       --------   ---------   ------------   -------------   --------   ---------
Card billed business:                                  $     42   $      39   $         41   $          36   $     36   $      35
Total cards-in-force (millions):                           22.0        21.7           21.6            21.5       21.6        21.6
Basic cards-in-force (millions):                           17.5        17.2           17.2            17.1       17.4        17.4
Average quarterly basic cardmember spending (dollars)  $  2,449   $   2,275   $      2,387   $       2,107   $  2,093   $   2,020

Global Corporate & International Consumer Travel
  Travel sales                                         $    5.1   $     4.6   $        5.0   $         4.2   $    4.8   $     4.4
  Travel commissions and fees/sales (A)                     8.8%        8.4%           9.1%            9.4%       9.0%        8.9%

International banking
  Total loans                                          $    7.0   $     7.0   $        6.9   $         6.4   $    6.5   $     6.4
  Private banking holdings                             $   19.8   $    18.9   $       18.6   $        17.1   $   16.6   $    16.6

Total segment assets                                   $   49.7   $    48.5   $       47.9   $        44.4   $   44.3   $    43.4
Segment capital                                        $    3.9   $     3.8   $        3.8   $         3.6   $    3.5   $     3.5
Return on segment capital (B)                              22.9%       22.3%          22.0%           23.1%      22.7%       22.3%

Cardmember receivables:
  Total receivables                                    $   14.7   $    14.4   $       13.7   $        13.3   $   13.2   $    13.3
  90 days past due as a % of total                          1.3%        1.4%           1.5%            1.5%       1.4%        1.3%
  Net loss ratio as a % of charge volume                   0.20%       0.22%          0.21%           0.18%      0.18%       0.22%

Cardmember lending - owned basis:
  Total loans                                          $    7.2   $     7.1   $        7.3   $         6.5   $    6.4   $     6.7
  30 days past due loans as a % of total                    2.7%        2.8%           2.3%            2.5%       2.6%        2.8%
  Average loans                                        $    7.1   $     7.2   $        7.0   $         6.5   $    6.6   $     6.8
  Net write-off rate                                        4.8%        4.3%           4.5%            5.1%       5.2%        5.1%
  Net finance charge revenue*/average loans                 9.3%        9.2%           9.4%            9.8%       9.4%        9.6%

(A) Computed from information provided herein.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

                      GLOBAL NETWORK & MERCHANT SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                     Quarters Ended
                                                        June 30,
                                                 -----------------------   Percentage
                                                    2005         2004       Inc/(Dec)
                                                 ----------   ----------   ----------
Revenues:
  Discount revenue, fees and other               $      718   $      649         10.4%
                                                 ----------   ----------
Expenses:
  Marketing and promotion                               131           91         44.0
  Provision for losses                                   17           13         30.1
  Human resources and other operating expenses          326          324          1.0
                                                 ----------   ----------
        Total                                           474          428         11.1
                                                 ----------   ----------
Pretax segment income                                   244          221          9.1
Income tax provision                                     90           81          7.6
                                                 ----------   ----------
Segment income                                   $      154   $      140          9.9
                                                 ==========   ==========

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

                                                  Quarters Ended
                                                     June 30,
                                             ------------------------    Percentage
                                                2005          2004       Inc/(Dec)
                                             ----------    ----------    ----------
Global Card billed business (billions) (A)   $      121    $      102          17.9%

Global Network & Merchant Services:
  Total segment assets (billions)            $      4.7    $      3.3          42.4%
  Segment capital (billions)                 $      1.1    $      1.0           6.0%
  Return on segment capital (B)                    53.5%         52.6%

Global Network Services:
  Card billed business (billions):           $        6    $        4          37.5%
  Total cards-in-force (millions):                  9.2           7.0          31.0

(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

                      GLOBAL NETWORK & MERCHANT SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                                  Quarters Ended
                                                       ----------------------------------------------------------------------
                                                       June 30,  March 31,  December 31,  September 30,   June 30,  March 31,
                                                         2005      2005         2004           2004         2004      2004
                                                       --------  ---------  ------------  -------------   --------  ---------
Revenues:
  Discount revenue, fees and other                     $    718  $     663  $        703  $         659   $    649  $     628
                                                       --------  ---------  ------------  -------------   --------  ---------
Expenses:
  Marketing and promotion                                   131        165           105            108         91         85
  Provision for losses                                       17         17            14            (43)        13         14
  Human resources and other operating expenses              326        311           373            322        324        329
                                                       --------  ---------  ------------  -------------   --------  ---------
        Total                                               474        493           492            387        428        428
                                                       --------  ---------  ------------  -------------   --------  ---------
Pretax segment income                                       244        170           211            272        221        200
Income tax provision                                         90         60            77             99         81         73
                                                       --------  ---------  ------------  -------------   --------  ---------
Segment income                                         $    154  $     110  $        134  $         173   $    140  $     127
                                                       ========  =========  ============  =============   ========  =========

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

                                                                                     Quarters Ended
                                                       --------------------------------------------------------------------------
                                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
                                                         2005       2005          2004           2004          2004       2004
                                                       --------   ---------   ------------   -------------   --------   ---------
Global Card billed business (billions) (A)             $    121   $     109   $        116   $         103   $    102   $      95

Global Network & Merchant Services:
  Total segment assets (billions)                      $    4.7   $     4.6   $        3.9   $         3.5   $    3.3   $     3.5
  Segment capital (billions)                           $    1.1   $     1.1   $        1.1   $         1.0   $    1.0   $     1.0
  Return on segment capital (B)                            53.5%       53.2%          55.8%           56.4%      52.6%       51.8%

Global Network Services:
  Card billed business (billions):                     $      6   $       5   $          5   $           4   $      4   $       4
  Total cards-in-force (millions):                          9.2         8.9            8.8             7.4        7.0         6.7

(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.